SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No.___ )

Filed by the Registrant                         [x]

Filed by a party other than the Registrant      [ ]

Check the appropriate box:

         [x] Preliminary Proxy Statement

         [ ] Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))

         [ ] Definitive Proxy Statement

         [ ] Definitive Additional Materials

         [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


               U.S. GLOBAL ACCOLADE FUNDS - GLOBAL BLUE CHIP FUND
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [x] No fee required

         [ ] Fee computed on table below per  Exchange Act Rules  14a-6(i)(1)
             and 0-11
             (1) Title of each class of securities to which transaction applies:
             (2) Aggregate number of securities to which transaction applies:
             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             (4) Proposed  maximum  aggregate value of transaction:
             (5) Total fee paid:

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
             (1) Amount Previously Paid:
             (2) Form, Schedule or Registration Statement No.:
             (3) Filing Party:
             (4) Date Filed:

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                                           -------------------------------------
                                           PRELIMINARY NOTICE OF SPECIAL MEETING
                                           -------------------------------------


                           U.S. GLOBAL ACCOLADE FUNDS
                               7900 CALLAGHAN ROAD
                            SAN ANTONIO, TEXAS 78229

                       PROXY STATEMENT FOR SPECIAL MEETING
                               OF SHAREHOLDERS OF
                           U.S. GLOBAL ACCOLADE FUNDS

                              GLOBAL BLUE CHIP FUND


Dear Shareholder:

     A special meeting of shareholders of the Global Blue Chip Fund (the "Fund"), a series of U.S. Global Accolade Funds, a Massachusetts business trust (the "Trust"), will be held at 7900 Callaghan, San Antonio, Texas 78229, on July 16, 1999, at 3:00 p.m., local time, for the following purposes:

     1. To consider and vote upon approval of the termination of the Global Blue Chip Fund, which liquidation is to occur as soon as practicable following shareholder approval; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     On June 11, 1999, the Board of Trustees voted to recommend to shareholders that they approve termination of the Fund. Section 4.2(d) of the First Amended and Restated Master Trust Agreement requires approval of a majority of the outstanding voting shares of the Fund as set forth in the proxy statement. The Board of Trustees has directed officers of the Trust to take the steps necessary to obtain shareholder approval. The proposed change is fully discussed in the attached proxy statement.

     Shareholders of record at the close of business on June 26, 1999, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     We hope you will be represented at the meeting. The vote of every shareholder is important. If you have questions or comments, contact the undersigned anytime (1-800-873-8637 or 210-308-1234).




Susan B. McGee
Secretary of the Trust


Dated: June 29, 1999

                                                     ---------------------------
                                                     PRELIMINARY PROXY STATEMENT
                                                     ---------------------------

                         U.S. GLOBAL ACCOLADE FUNDS
                             7900 CALLAGHAN ROAD
                          SAN ANTONIO, TEXAS 78229

                    PROXY STATEMENT FOR SPECIAL MEETING
                             OF SHAREHOLDERS OF
                         U.S. GLOBAL ACCOLADE FUNDS

                           GLOBAL BLUE CHIP FUND

                                INTRODUCTION

     This proxy statement is furnished to shareholders of the Global Blue Chip Fund (the "Fund"), a series of U.S. Global Accolade Funds, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Trust to be used at a special meeting of shareholders to be held in the first floor board room at 7900 Callaghan Road, San Antonio, Texas 78229, on July 16, 1999, at 3:00 p.m. local time, or at any adjournments thereof.

     This proxy statement and the accompanying proxy were mailed to shareholders on or about June 29, 1999. Shareholders of record at the close of business on June 24, 1999, shall be entitled to notice of and to vote at the meeting or any adjournment thereof.

     On June 24, 1999, there were X,XXX,XXX.XXX shares of the Global Blue Chip Fund outstanding, with each full share outstanding entitled to one full vote and each fractional share outstanding entitled to a proportionate share of one vote.

     PURPOSE OF THE MEETING. The Board of Trustees for the U.S. Global Accolade Funds approved the termination of the Global Blue Chip Fund, subject to shareholder approval. The purpose of this meeting is: (1) to consider and vote upon approval of the termination of the Global Blue Chip Fund as approved by the Board of Trustees on June 11, 1999. The termination is to occur as soon as practicable following shareholder approval; and (2) to consider and act upon any other matters which may properly come before the meeting or any adjournments thereof.

     All shares represented at the meeting by properly executed proxies will be voted in accordance with the instructions received, if any; and if no instructions are given, the proxy will be voted for approval of the proposal. The Board of Trustees does not know of any action to be considered at the meeting other than Proposal One, which is discussed below.

     The proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Trust, or by voting in person at the meeting.

     In addition to the solicitation of proxies by mail or by any other means of communication, officers and employees of the Trust and U.S. Global Investors, Inc. ("Adviser"), without additional compensation, may solicit proxies in person or by telephone or other means of communication. The cost of the solicitation of proxies by the Board of Trustees of the Trust for this meeting of shareholders will be borne by the Fund and will include any reimbursement paid to fiduciaries, brokerage firms, nominees, and custodians for their expenses in forwarding


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                                                                     Page 2 of 4

solicitation material regarding the meeting to beneficial owners. All other costs of the liquidation of the Fund will also be borne by the Fund.

     PRINCIPAL SHAREHOLDERS OF THE FUND. On June 24, 1999, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of the Fund. Xxx,Xxx.Xxx, Inc. , held xxx,xxx.xxx or X% of the Fund as record holder and not as beneficial owner. No other shareholders held more than 5% on that date.

     THE ADVISER. U.S. Global Investors, Inc. is a Texas corporation with its principal executive offices located at 7900 Callaghan Road, San Antonio, Texas 78229. U.S. Global Investors, Inc. is the investment adviser to the Fund.

     THE PRINCIPAL UNDERWRITER. U.S. Global Brokerage, Inc. ("U.S. Global Brokerage"),a wholly owned subsidiary of U.S. Global Investors, Inc., is a Texas corporation with its principal executive offices at 7900 Callaghan Road, San Antonio, Texas, 78229. U.S. Global Brokerage is the principal underwriter and distributor for the Fund.

                     PROPOSAL ONE - TERMINATION OF THE FUND

     TERMINATION. It is recommended that shareholders approve the termination of the Fund. The Fund commenced operation on February 20, 1997, and currently has total net assets of approximately $1,179,000. The Fund has not attracted the shareholder following that was originally anticipated, and the Adviser believes that there is no reasonable prospect for increased investor interest in the foreseeable future. The Fund's small asset base results in a high per share expense ratio for the Fund, which adversely affects the Fund's performance. In addition, the size of the Fund impairs the ability of the Fund to participate in many attractive investments. For these reasons, the Adviser determined that the continued operation of the Fund would not be in the best interest of the shareholders, and at a meeting of the Board of Trustees held on June 11, 1999, the Adviser recommended that the Trustees consider the advisability of terminating the Fund. On June 11, 1999, the Trustees considered such information as they deemed reasonably necessary to evaluate the Adviser's recommendation. The Trustees also considered the alternative of merging or reorganizing the Fund into a similar fund. Based upon this information and after consideration of the alternatives, the Trustees determined that it would be in the best interest of shareholders to liquidate the Fund and voted unanimously to recommend that shareholders approve a proposal to terminate the Fund. In connection with the pending vote on the termination of the Fund, the Fund ceased selling its shares to new investors and existing shareholders on June 16, 1999.

     In anticipation of the Fund's termination, Fund assets will be sold in an orderly manner, and after payment of expenses, the remaining cash and other assets will be distributed as soon as practicable. Each share of the Fund will entitle the holder to receive cash or other assets equal to the per share net asset value of the Fund at the time of liquidation. The receipt by a shareholder of such cash and other assets may have tax consequences as discussed below.

     GENERAL FEDERAL INCOME TAX CONSEQUENCES. The following is only a general summary of the federal income tax consequences of the termination and liquidation of the Fund to shareholders who are United States citizens. The summary does not address the federal income tax consequences to shareholders who are corporations, trusts, estates, tax-exempt organizations or non-U.S. citizens. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISERS FOR ADVICE REGARDING THE APPLICATION OF CURRENT FEDERAL TAX LAW IN THEIR PARTICULAR

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                                                                     Page 3 of 4

SITUATIONS AND WITH RESPECT TO STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE TERMINATION AND LIQUIDATION OF THE FUND.

     As a general rule, the liquidation distribution paid to each shareholder will be treated for federal income tax purposes as a payment in exchange for the shareholder's shares. Thus, a shareholder who is a United States resident or citizen will be taxed only to the extent that the distribution exceeds his or her basis in such shares: if the amount received is less than his or her basis, the shareholder will realize a loss. A gain or loss will be a capital gain or capital loss if the shareholder's shares are held as capital assets, but certain exemptions may apply.

     Further information concerning the sources of the funds distributed to shareholders will be forwarded with the liquidating distribution.

     Under the Internal Revenue Code, some shareholders may be subject to a 31% withholding tax on their liquidating distributions ("backup withholding"). Generally, shareholders subject to a backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who the Internal Revenue Service has identified as having furnished an incorrect number or as having failed to report interest or dividend income on their tax returns.

     There may be additional tax consequences for shareholders holding shares of the Fund in IRAs or qualified retirement plans. Some IRAs or qualified retirement plans that hold shares may have been established with custodians who do not possess the power to reinvest the liquidating distribution, but instead must immediately distribute such amounts to the beneficiary. In this situation, the amount received by the beneficiary will constitute a taxable distribution; and if the beneficiary has not attained 59 1/2 years of age, such distribution will generally constitute a premature distribution subject to a 10% penalty tax. This penalty tax is in addition to the beneficiary's regular federal income tax. However, beneficiaries who receive a distribution from their IRAs or qualified retirement plans on account of the liquidation of the fund may be able to avoid the above-described taxes and characterize the receipt of the liquidating distribution as a tax-free distribution, if, within 60 days of receipt of the liquidating distribution, it is "rolled over" into another IRA or an otherwise qualifying retirement plan. If the shareholder holds shares in an IRA, the shareholder may only make a rollover to another IRA if the shareholder has not made a tax-free rollover from his IRA during the one-year period preceding the receipt of the liquidating distribution. Such a rollover will not generate a deduction for the current year. Tax results will vary depending upon the status of each beneficiary; therefore, each beneficiary who receives a distribution from his IRA or qualified retirement plan on account of the liquidation of the Fund must consult with his own tax adviser regarding his personal tax results in this matter.

     Trustees of IRAs or qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." This 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, (403(b)(7) account or IRA (i.e., an asset transfer). In addition, an asset transfer is not subject to the one-year limitation on rollovers. Shareholders should consult with their tax advisers regarding the 20% withholding requirement and asset transfers.

     EXCHANGE OPTION. Prior to the Fund's liquidation, shareholders of the Fund may exchange their Fund shares for shares of any other U.S. Global Fund that is open to new investors. Shareholders may implement an exchange prior to liquidation by calling 1-800-US-FUNDS.

     BOARD CONSIDERATION. As previously stated, the Trustees voted on June 11, 1999, that the Global Blue Chip Fund be terminated, subject to shareholder approval, as soon as practicable. If adopted by shareholders at the meeting, the liquidation and distribution are expected to occur on or about July 16, 1999. The Trustees considered a variety of factors, including the information described above, and concluded that the proposed change would be in the best interest of the Fund and its shareholders.

     THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF PROPOSAL ONE.

                                  REQUIRED VOTE

     Approval of Proposal One for the Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, which means the lesser of (1) a majority of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund represented at the special meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting. Abstentions and proxies with respect to shares held by a broker or other nominees that are not voted because the nominee lacks discretionary authority to vote the shares (referred to as "broker non-votes") will have the effect of "no" votes.

     If at the announced time of the meeting insufficient votes have been received to approve the proposal, the meeting may be adjourned to one or more later dates to allow time to solicit additional proxies sufficient to approve the proposal. It is anticipated that the persons designated as proxies will vote proxies in favor of such a motion to adjourn the meeting to a later date if believed to be in the best interest of shareholders.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     Since the Fund does not hold annual shareholders' meetings, the anticipated date of the next special shareholders' meeting (if any) cannot be provided. Shareholders will be provided reasonable prior notice of the next special meeting of shareholders.

                                  OTHER MATTERS

     No business other than the matters set forth in this proxy statement is expected to come before the meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Fund.

     The foregoing notice and proxy statement are sent by order of the Board of Trustees.

                                       Susan B. McGee


                                       Secretary of the Trust

Dated: June 29, 1999

                                                       -------------------------
                                                       PRELIMINARY FORM OF PROXY
                                                       -------------------------

                                      PROXY
               U.S. GLOBAL ACCOLADE FUNDS - GLOBAL BLUE CHIP FUND
                               7900 Callaghan Road
                            San Antonio, Texas 78229

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Susan B. McGee and Anthony A. Rabago, proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the Global Blue Chip Fund (the "Fund"), a series of U.S. Global Accolade Funds, which the undersigned would be entitled to vote if personally resent at the Special Meeting of Shareholders of the Fund to be held on July 16, 1999.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement furnished in connection with the meeting and hereby instructs said proxies to vote said shares as indicated hereon. The proxies present and acting at the meeting in person or by substitute shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

IF A CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED AS INDICATED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL ONE. In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting. The Board of Trustees recommends a vote FOR Proposal One.

This proxy may be revoked at any time prior to the exercise of the powers conferred by the proxy.

            PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

PROXY: U.S. GLOBAL ACCOLADE FUNDS --                     FOR   AGAINST  ABSTAIN
GLOBAL BLUE CHIP FUND

PROPOSAL ONE  Approve termination of the U.S. Global     [ ]     [ ]      [ ]
              Accolade Funds - Global Blue Chip Fund.

PROPOSAL TWO  Transact such other business as may        [ ]     [ ]      [ ]
              properly come before the meeting or
              any adjournment thereof.


                                        ---------------------------------------
                                        (SIGNATURE)                      (DATE)


                                        ---------------------------------------
                                        (SIGNATURE  IF HELD  JOINTLY)
                                        Please sign exactly as your name appears
                                        on this  proxy  card.  When  signing  as
                                        attorney,    executor,    administrator,
                                        trustee or guardian, give full title as such. If a corporation, sign in the full corporate name by president or other authorized officer. If a partnership, sign in partnership name by authorized person.